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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 31, 2006
                         ------------------------------
                        (Date of earliest event reported)


                              RIVIERA TOOL COMPANY

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Michigan                   001-12673                 38-2828870
          --------                   ---------                 ----------
(State or other jurisdiction  (Commission file number)      (I.R.S. Employer
     of incorporation)                                   Identification Number)


            5460 Executive Parkway S.E., Grand Rapids, Michigan 49512
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (616) 698-2100
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD.

         Riviera Tool Company (the "Company") Common Stock is quoted on the American Stock Exchange (the "AMEX" or "Exchange") under the symbol "RTC." In order for the Company's Common Stock to continue to be quoted on the AMEX, the Company must satisfy various continued listing standards as set forth in Part 10 of the AMEX Company Guide (the "Company Guide").

         On February 10, 2006, the Company received notice from the AMEX that a review of the Company's Form 10-Q for the first quarter ended November 30, 2005 indicated that it did not meet certain of the Exchange's continued listing standards, and the Company has, therefore, become subject to the procedures and requirements of Section 1009 of the Company Guide. Specifically, the Company is not in compliance with Section 1003(a)(ii) of the Company Guide with shareholders' equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of its four most recent fiscal years.

         On March 13, 2006, the Company advised the Exchange of action it has taken, or will take, that would bring it into compliance with the continued listing standards identified within a maximum of 18 months of receipt of the notice. The Listing Qualifications Department evaluated the plan and granted the Company a listing extension enabling the Company to continue its listing during the plan period up to August 9, 2007. During such time the Company will be subject to periodic review to determine whether it is making progress consistent with the plan. If the Company does not show progress consistent with the plan, the Exchange will review the circumstances and may immediately commence delisting proceedings.



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EXHIBITS

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  EXHIBIT
    NO.                            DESCRIPTION
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
      99.1              Press Release dated April 10, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 10, 2006

                                            Riviera Tool Company

                                            /s/ Peter C. Canepa
                                            ----------------------
                                            Peter C. Canepa
                                            Chief Financial Officer


                                       2
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                                 EXHIBIT INDEX

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
  EXHIBIT NO.           EXHIBIT DESCRIPTION
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
      99.1              Press Release dated April 10, 2006.

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